UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2021

TD SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2021, TD SYNNEX Corporation (“TD SYNNEX”), its subsidiaries that are originators thereunder and its subsidiary - SIT Funding Corporation (“SIT”) - which is the borrower thereunder, amended TD SYNNEX’ accounts receivable securitization program (the “Trade Receivables Securitization”) by entering into (i) a Fifth Amended and Restated Receivables Funding and Administration Agreement (the “New Funding Agreement”) with the financial institutions party thereto as lenders and managing agents and The Toronto-Dominion Bank, as administrative agent (the “Agent”), and (ii) the Twentieth Amendment to Third Amended and Restated Receivables Sale and Servicing Agreement with the financial institutions party thereto as lenders and managing agents (collectively, the “Securitization Amendment”). The New Funding Agreement amends and restates the Company’s existing Fourth Amended and Restated Receivables Funding and Administration Agreement dated as of November 12, 2010 among SIT, the financial institutions party thereto as lenders and managing agents, and the administrative agent party thereto.

Among other things, the modifications provided by the Securitization Amendment include extending the maturity date of the Trade Receivables Securitization to December 20, 2024 and setting the lending commitment of the lenders to SIT at $1,500 million. The effective borrowing cost under the Trade Receivables Securitization was also modified through adjustments to the (i) program fee payable on the used portion of the lenders’ commitment, which shall now accrue at 0.75% per annum and (ii) facility fee payable on the adjusted commitment of the lenders, which shall now accrue at different tiers ranging between 0.30% per annum and 0.40% per annum depending on the amount of outstanding advances from time to time.

The foregoing description of the Securitization Amendment is qualified in its entirety by reference to the Securitization Amendment which is attached hereto and filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Fifth Amended and Restated Receivables Funding and Administration Agreement, dated as of December 22, 2021, by and among SIT Funding Corporation, TD SYNNEX Corporation, the lenders party thereto and The Toronto-Dominion Bank, as agent.

10.2

Twentieth Amendment to Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of December 22, 2021, by and among TD SYNNEX Corporation, SIT Funding Corporation, Westcon Group North America, Inc., the originators party thereto, the lenders party thereto, and The Toronto-Dominion Bank, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2021	SYNNEX CORPORATION

	By:	/s/ Marshall Witt
Marshall Witt Chief Financial Officer

3